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                            LUTHERAN BROTHERHOOD

                        LB VARIABLE ANNUITY ACCOUNT I

                            POWER OF ATTORNEY OF
                           DIRECTORS AND OFFICERS


     KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors and/or officers of LUTHERAN BROTHERHOOD, a fraternal benefit society organized under the laws of the state of Minnesota (the "Society"), the Depositor of LB VARIABLE ANNUITY ACCOUNT I, does hereby make, constitute and appoint John C. Bjork, James E. Nelson, and Daniel G. Walseth, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to an Exemptive Order Application, Registration Statement or Registration Statements, on Form N-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of such Society, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 7th day of March, 2001.


/s/ Bruce J. Nicholson                       /s/ Richard C. Kessler
----------------------------                 -----------------------------
Bruce J. Nicholson                           Richard C. Kessler
Director, President and Chief                Chairman and Director
Executive Officer


/s/ Addie J. Butler                          /s/ Bobby I. Griffin
----------------------------                 -----------------------------
Addie J. Butler                              Bobby I. Griffin
Director                                     Director


/s/ James M. Hushagen                        /s/ Luther S. Luedtke
----------------------------                 -----------------------------
James M. Hushagen                            Luther S. Luedtke
Director                                     Director


/s/ Richard C. Lundell                       /s/ John P. McDaniel
----------------------------                 -----------------------------
Richard C. Lundell                           John P. McDaniel
Director                                     Director


/s/ Paul W. Middeke                          /s/ Mary Ellen H. Schmider
----------------------------                 -----------------------------
Paul W. Middeke                              Mary Ellen H. Schmider
Director                                     Director


/s/ Kurt M. Senske                           /s/ Albert Siu
----------------------------                 -----------------------------
Kurt M. Senske                               Albert Siu
Director                                     Director


/s/ David K. Stewart                         /s/ Lawrence W. Stranghoener
----------------------------                 -----------------------------
David K. Stewart                             Lawrence W. Stranghoener
Treasurer                                    Executive Vice President and
                                             Chief Financial Officer